Exhibit 10.2
WAIVER AND AMENDMENT TO LOAN DOCUMENTS
This WAIVER AND AMENDMENT TO LOAN DOCUMENTS (this “Waiver and Amendment”) is entered into as of February 23, 2010 by and between TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA, a New York corporation (“Lender”), having an address at 730 Park Avenue, New York, New York 10017 and                                                             , a                                                               (“Borrower”) having an address at Life Time Fitness, Inc., 2902 Corporate Place, Chanhassen, Minnesota 55317.
RECITALS:
          A. Lender has made and Borrower, together with certain affiliates of Borrower identified on Exhibit A, (each an “Other Borrower”, collectively the “Other Borrowers”, and together with Borrower, the “Borrowers”) have accepted a loan (the “Loan”) in the maximum principal amount of $143,119,000.00.
          B. The aggregate amount of the Loan is evidenced by those certain promissory notes made by Borrower as listed on Exhibit A attached hereto (as such promissory notes may have been heretofore amended, individually a “Borrower Note” and collectively, the “Borrower Notes”) and made by Other Borrowers as listed on Exhibit A attached hereto (as such promissory notes may have been heretofore amended, individually an “Affiliate Note” and collectively, the “Affiliate Notes” and together with the Borrower Notes, the “Notes”).
          C. In addition to the encumbrances granted by the Other Borrowers, the Loan is secured by those certain mortgages and assignments of leases and rents granted by Borrower as set forth Exhibit B attached here to (respectively, as such documents may have been heretofore amended, the “First Mortgages” and the “First Assignments”).
          D. Borrower has guaranteed the obligations of the Other Borrowers with respect to the Affiliate Notes and other loan documents executed by the Other Borrowers in connection with the Loan pursuant to that certain Guaranty dated, as of June 14, 2001 (as heretofore amended, and confirmed the “Guaranty of Affiliate Obligations”). The Guaranty of Affiliate Obligations is secured by those certain second mortgages and second assignment of leases and rents granted by Borrower as set forth on Exhibit B attached hereto (respectively, as such documents may have been heretofore amended, the “Second Mortgages” and “Second Assignments”).
          E. Borrower has agreed to pay, and Lender has agreed to accept, the repayment in full of the Notes associated with Orland Park, Illinois, Skokie, Illinois, and Burr Ridge, Illinois (the “Prepayment Notes”) prior to the scheduled maturity date of July 1, 2011 (the “Maturity Date”); Lender has further agreed to release the First Mortgages, First Assignments, Second Mortgages, Second Assignments, UCC Financing Statements and other Loan Documents (as that term is defined below), if any, encumbering the Orland Park, Illinois (TIAA Mortgage Number 005390-00), Skokie, Illinois (TIAA Mortgage Number 005391-00), and Burr Ridge, Illinois ( TIAA Mortgage Number 005384-01) sites in connection with the prepayment of the Prepayment Notes (the “Released Collateral”).

          F. The Borrower Notes limit voluntary prepayments without prepayment in full of all of the Notes.
          G. On the terms and conditions set forth below, Lender agrees to waive the simultaneous payment in full of the other Notes while accepting prepayment of the Prepayment Notes.
          H. Lender has agreed to amend the stock ownership requirement of Bahram Akradi in Life Time Fitness, Inc. (the “Sponsor” or “Life Time”) contained in the First Mortgages and the Second Mortgages.
          I. Contemporaneously herewith, Lender and each of the Other Borrowers is executing a Waiver and Amendment in form substantially identical to this Waiver and Amendment to effectuate the matters expressed in Recitals G and H with respect to the documents to which each such Other Borrower is a party (such Waiver and Amendments executed by Lender and the Other Borrowers are referred to herein as the “Contemporaneous Waiver and Amendments”).
AGREEMENT
          NOW THEREFORE, in consideration of the foregoing Recitals, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and Lender agree as follows:
1.	Incorporation of Recitals. The foregoing Recitals are true and accurate and are hereby incorporated into this Waiver and Amendment.

2.	Description of the Loan Documents.
a.	The term “Loan Documents” means the Notes, together with all other documents executed and delivered by any of the Borrowers, by LTF TIAA Real Estate Holdings, LLC (“LTF Holdings”), LTF CLUB OPERATIONS COMPANY, INC. (“LTF Club”), LTF REAL ESTATE COMPANY, INC., (“LTF Real Estate”), FCA REAL ESTATE HOLDINGS, LLC, (“FCA”) and Life Time to secure or evidence the Loan, all such Notes and documents including without limitation those documents listed on Exhibit B, as such Notes and documents may have been heretofore amended.

b.	The term “Amended Loan Documents” means all Loan Documents other than the Prepayment Notes and the other Loan Documents being terminated, released, or satisfied pursuant to Section 4(c)(i)(2) as (i) amended hereby, (ii) amended by any Contemporaneous Waiver and Amendment, or (iii) amended by any documents executed contemporaneously herewith by LTF Holdings, Life Time, LTF Club, LTF Real Estate, and FCA as any such documents identified in clauses (i) and (ii) may from time to time be amended, modified or restated.
3.	Payments. Contemporaneously herewith, Borrower is paying to Lender (i) the amount payable by Borrower to Lender in consideration of the payment in full of that portion of the Loan relating to the Prepayment Notes such amount being equal to $30,303,877.23 (the “Payoff Amount”), (ii) the prorated fixed interest due and payable under the Prepayment Notes as of the date of such payment, and (iii) the out-of-pocket fees and expenses of Lender’s attorneys incurred by Lender in connection with the preparation of this Waiver and Amendment and the consummation of the transactions contemplated by this Waiver and Amendment, in each case whether or not the prepayment occurs (collectively, the “Closing Fees”). The Payoff Amount, together with the prorated fixed interest payable under the Prepayment Notes and the Closing Fees, are the sole consideration for Lender’s acceptance of the payoff of the Prepayment Notes without regard to the actual outstanding aggregate amount due under the Prepayment Notes. The parties agree that the amount calculated pursuant to clauses (i), (ii) and (iii) of the first sentence of this Section 3 is inclusive of all charges, including, without limitation, Prepayment Premiums (as defined in the Notes), intended by the parties to be paid in connection with the prepayment of the Prepayment Notes and the release of the Released Collateral. Notwithstanding the foregoing, the Lender shall have no obligation whatsoever to waive, limit or decrease any fees or charges, including particularly, but without limitation, Prepayment Premiums, in connection with any future payment of all or a portion of the balance of the Loan.

4.	Conditions to Effectiveness of this Waiver and Amendment.
a.	Satisfaction of Conditions. The receipt of the Payoff Amount by Lender shall constitute conclusive evidence that the conditions to effectiveness of this Waiver and Amendment have been satisfied.

b.	Borrower. The Borrower shall have satisfied the following conditions:
i.	the Borrower shall have deposited with the Title Company as escrowee or delivered directly to the Lender:
(1)	all amounts required to be paid pursuant to Section 3 above, including, without limitation, the Payoff Amount and the Closing Fees;

(2)	this Waiver and Amendment executed and in recordable form;

(3)	the Contemporaneous Waiver and Amendments executed and in recordable form;

(4)	the Confirmation of Indemnities and Guarantees executed by Sponsor, LTF Holdings, LTF Club, LTF Real Estate, FCA, and the Borrowers, in form and substance reasonably satisfactory to Lender;

(5)	evidence of the authority of the Borrowers and all Affiliates of Borrowers to execute this Waiver and Amendment and all related documents, satisfactory to Lender in its reasonable discretion;

(6)	such other documents from Borrowers and Borrowers’ Affiliates as Lender shall deem necessary to fully effectuate the intended purpose of this Waiver and Amendment;

(7)	the written consent of any third parties from whom Lender determines such consent is required to give full effect to this Waiver and Amendment; and

(8)	a legal opinion in form and substance acceptable to Lender.
ii.	the Title Company shall be irrevocably and unconditionally committed to deliver endorsements to Lender’s policies of title insurance recognizing the execution and delivery of this Waiver and Amendment and evidencing no intervening matters affecting title to any Property, except as Lender shall accept in Lender’s sole and absolute discretion (it being acknowledged that the actual delivery of such endorsement may be after the date of this Waiver and Amendment, but no later than 30 days from such date).
c.	Lender. The Lender shall have satisfied the following conditions:
i.	the Lender shall have deposited with the Title Company as escrowee or delivered directly to the Borrower:
(1)	the original Prepayment Notes marked “paid”; and

(2)	terminations, releases and satisfactions of all Loan Documents encumbering the Released Collateral and/or relating solely to the Released Collateral (and not encumbering or relating to any collateral for the Loan that is not Released Collateral), including (A) the First Mortgages, the Second Mortgages, the Assignment of Leases and Rents and the Second Assignment of Leases and Rents, in each case, encumbering the Released Collateral or any portion thereof, (B) UCC Financing Statement perfecting any security interests in the Released Collateral or any portion thereof (but reflecting Lender’s continued security interest in all collateral that is not Released Collateral), and (C) Real Estate Tax and Escrow Agreements relating solely to the Released Collateral or any portion thereof, all such terminations, releases and satisfactions being executed by Lender (other than UCC termination statements and amendments) and in proper form for recording or filing, as applicable.
d.	The Lender, the Borrower and Heitman Financial Services L.L.C. (“Escrowee”) are parties to three (3) documents each titled Real Estate Tax Escrow and Security Agreement, each of even date with the Prepayment Notes (each, an “Escrow Agreement”), each relating solely to one of the real properties constituting the Released Collateral. Pursuant to the Escrow Agreements, Borrower has made periodic payments to provide for the payment of property taxes when due. Upon receipt of the Payoff Amount, Lender agrees to direct the Escrowee to cause to be paid to the Borrower all funds in the Escrow Account (as defined in the Escrow Agreements) associated with each of the three (3) properties included within the Released Collateral, in accordance with the terms of the Escrow Agreements.
5.	Waivers with Respect to and Amendment of Specific Loan Documents. The Loan Documents are hereby amended as set forth below:
a.	Promissory Notes.
i.	The requirement in Section 2(b) of each of the Notes that the Note may only be prepaid if each of the “Other Notes” (as defined therein) are simultaneously prepaid in full is hereby waived in full with respect to the concurrent prepayment of the Prepayment Notes. Further, all payment premiums and penalties (to the extent otherwise applicable) are waived, it being the intention of the parties that the amounts expressed in Section 3 above are the only payments to Lender required with respect to the transaction contemplated by this Waiver and Amendment. The terms and provisions of the remaining Notes (all Notes excluding the Prepayment Notes) remain unmodified and in full force and effect and any future waiver of such requirement may be granted or withheld by Lender in its sole and absolute discretion.

ii.	The “Exhibit A” to each Note is hereby amended by deleting all references to the Prepayment Notes and the Released Collateral.

iii.	All references in the Notes to the “Mortgage” or to any term(s) defined within the Mortgage shall mean such instrument or such term(s) as amended hereby and as may from time to time be further amended, modified or restated.
b.	First Mortgages.
i.	The term “First Mortgage(s)” means that document (or those documents) identified on Exhibit B hereto as a “First Mortgage” or a “First Deed of Trust” executed by Borrower and encumbering real property legally described in Exhibit C hereto.

ii.	The first sentence of Section 12.2(b)(iii)(a) of each of the First Mortgages is hereby amended to read as follows:
“At all times, Bahram Akradi individually retains not less than 1,000,000 shares in Sponsor, which shares must be owned unencumbered, and the employees of the Sponsor, at any time, other than Bahram Akradi (the “Employee Shareholders”) in the aggregate retain not less than three percent (3.0%) of the shares of Sponsor (the “Required Percentage”), except to the extent that

Bahram Akradi and the Employee Shareholders are diluted (but not more than proportionately) as a result of a purchase of new shares in Sponsor by contributors of capital raised in either the public or private markets.”
iii.	Section 13.2(a) of each of the First Mortgages is amended to delete the word “and” before subsection (viii) and the following language is added to the end said section
“and (ix) within ten (10) days of a request from the Lender, affirmation or denial of whether a particular document is a Loan Document.”
iv.	The “Exhibit A” to each First Mortgage is hereby amended by deleting all references to the Prepayment Notes and the Released Collateral.

v.	Amendment of Certain Terms.
(1)	The definition of “Note(s)” in each First Mortgage shall mean the Borrower Notes, excluding the Prepayment Notes, as hereby amended and as may from time to time be amended, modified or restated.

(2)	The definition of “Loan Documents” in the First Mortgage is amended to mean the Amended Loan Documents.
c.	First Assignments of Leases and Rents.
i.	The term “First Assignments” means that document (or those documents) identified on Exhibit B hereto as a “First Assignment of Leases and Rents” executed by Borrower.

ii.	Amended Mortgage. All references in each First Assignment(s) to the “Mortgage” shall mean the First Mortgage relating to the real property encumbered by such First Assignment, as amended hereby, and as it may from time to time be amended, modified or restated.

iii.	The “Exhibit A” to each First Assignment is hereby amended by deleting all references to the Prepayment Notes and the Released Collateral.

iv.	Amended Definitions.
(1)	All terms in each First Assignment defined by reference to a First Mortgage shall mean such terms as defined in such First Mortgage as amended hereby, and as it may from time to time be amended, modified or restated.

(2)	The definition of “Notes” in each First Assignment shall mean the Borrower Notes, excluding the Prepayment Notes, as hereby amended and as may from time to time be amended, modified or restated.
v.	The term “Assignment” in the First Assignment shall mean such document as amended hereby and as it may from time to time be amended, modified or restated.
d.	Guaranty.
i.	Guaranty. The term “Guaranty” means that certain Guaranty, dated as of June 14, 2001 (identified on Exhibit B as a “Guaranty” executed by Borrower).

ii.	“Exhibit A” to the Guaranty is hereby amended by deleting all references to the Prepayment Notes and the Released Collateral.

iii.	“Exhibit B” to the Guaranty is amended to refer only to the Amended Loan Documents.

iv.	The definition of “Other Notes” in the Guaranty shall mean the Affiliate Notes, as hereby amended and as may from time to time be amended, modified or restated.

v.	All references to “Other Borrower Loan Documents” in the Guaranty, whether individually or collectively shall mean such Amended Loan Documents other than those made by Borrower, as the same may from time to time be amended, modified or restated.

vi.	The term “Guaranty” in the Guaranty shall mean such document as amended hereby and as it may from time to time be amended, modified or restated.
e.	Environmental Indemnity.
i.	Indemnity. The term “Indemnity” means that certain Environmental Indemnity dated as of June 14, 2001 (identified on Exhibit B as a “Environmental Indemnity” made by Borrower).

ii.	All references to “Loan Documents” in the Indemnity, whether individually or collectively shall mean the Amended Loan Documents as the same may from time to time be amended, modified or restated.

iii.	The “Exhibit A” to the Indemnity is hereby amended by deleting all references to the Prepayment Notes and the Released Collateral.

iv.	The definition of “Notes” in the Indemnity shall mean the Notes, excluding the Prepayment Notes, as hereby amended and as may from time to time be amended, modified or restated.

v.	The term “Environmental Indemnity” in the Indemnity shall mean such document as amended hereby and as it may from time to time be amended, modified or restated.

vi.	The Borrower acknowledges and agrees that, notwithstanding the release of property associated with the Prepayment Notes from the lien of the relevant mortgages and assignments of leases and rents, obligations of the Borrower under the Indemnity, including without limitation, with respect to any property constituting the Released Collateral remain effective to the extent expressed in the Indemnity.
f.	Second Mortgage.
i.	The term “Second Mortgage(s)” means that document (or those documents) identified on Exhibit B hereto as a “Second Mortgage” or a “Second Deed of Trust” executed by Borrower and encumbering the real property legally described in Exhibit C hereto.

ii.	The first sentence of Section 12.2(b)(iii)(a) of each of the Second Mortgages is hereby amended to read as follows:
“At all times, Bahram Akradi individually retains not less than 1,000,000 shares in Sponsor, which shares must be owned unencumbered, and the employees of the Sponsor, at any time, other than Bahram Akradi (the “Employee Shareholders”) in the aggregate retain not less than three percent (3.0%) of the shares of Sponsor (the “Required Percentage”), except to the extent that Bahram Akradi and the Employee Shareholders are diluted (but not more than proportionately) as a result of a purchase of new shares in Sponsor by contributors of capital raised in either the public or private markets.”
iii.	Section 13.2(a) of each of the Second Mortgages is amended to delete the word “and” before subsection (viii) and the following language is added to the end said section
“and (ix) within ten (10) days of a request from the Lender, affirmation or denial of whether a particular document is a Loan Document.”
iv.	The “Exhibit A” to each Second Mortgage is hereby amended by deleting all references to the Prepayment Notes and the Released Collateral.

v.	Amendment of Certain Terms.

(1)	The definition of “Note(s)” in each Second Mortgage shall mean the Borrower Notes, excluding the Prepayment Notes, as hereby amended and as may from time to time be amended, modified or restated.

(2)	The definition of “Other Note(s)” in each Second Mortgage shall mean the Affiliate Notes, as amended by any Contemporaneous Waiver and Amendment and as the same may from time to time be amended, modified or restated.

(3)	The definition of “Loan Documents” in the Second Mortgage is amended to mean the Amended Loan Documents.
vi.	Revised Guaranty. References in each Second Mortgage to the “Guaranty” shall mean the Guaranty as amended hereby and as it may from time to time be amended, modified or restated. Exhibit H to the Second Mortgage is hereby deemed replaced with the Guaranty as amended hereby and as it may from time to time be amended, modified or restated.

vii.	The terms “Senior Mortgage” and “Senior Assignment”, as used in the Second Mortgage shall mean, respectively, the First Mortgage and the First Assignment, each as amended hereby and as such documents may from time to time be amended, modified or restated.
g.	Second Assignment of Leases and Rents.
i.	The term “Second Assignments” means that document (or those documents) identified on Exhibit B hereto as a “Second Assignment of Leases and Rents” executed by Borrower.

ii.	Amended Mortgage. All references in each Second Assignment(s) to the “Mortgage” shall mean the Second Mortgage relating to the real property encumbered by such Second Assignment, as amended hereby, and as it may from time to time be amended, modified or restated.

iii.	The “Exhibit A” to each Second Assignment is hereby amended by deleting all references to the Prepayment Notes and the Released Collateral.

iv.	Amended Definitions.
(1)	All terms in each Second Assignment defined by reference to a Second Mortgage shall mean such terms as defined in such Second Mortgage as amended hereby, as it may from time to time be amended, modified or restated.

(2)	The definition of “Notes” in each Second Assignment shall mean the Borrower Notes, excluding the Prepayment Notes, as hereby amended and as may from time to time be amended, modified or restated.

(3)	The definition of “Other Notes” in each Second Assignment shall mean the Affiliate Notes, as amended by any Contemporaneous Waiver and Amendment and as the same may from time to time be amended, modified or restated.
v.	References in each Second Assignment to the “Guaranty” shall mean the Guaranty as amended hereby and as it may from time to time be amended, modified or restated.

vi.	The term “Assignment” in the Second Assignment shall mean such document as amended hereby and as it may from time to time be amended, modified or restated.
6.	Loan Amount. Notwithstanding anything to the contrary in this Waiver and Amendment, any Contemporaneous Waiver and Amendment or any Amended Loan Document, after giving effect to the transactions contemplated by the Waiver and Amendment and the Contemporaneous Waiver and Amendments, the parties acknowledge that the face amount of the Loan will be $98,119,000 as evidenced by the ten (10) promissory notes, namely, the Promissory Notes listed on Exhibit A hereto, not including the Prepayment Notes. After application of the Payoff Amount to the balance of the Loan, the principal balance of the Loan will be $74,281,430.39, not including accrued interest.

7.	Limitation of Liability. Except as expressly amended or waived hereby, nothing in this Waiver and Amendment shall in any manner affect any limitation of liability expressly provided in any of the Loan Documents, including, without limitation, in Section 16 of the Notes, Article XV of the First Mortgages and the Second Mortgages, the limitations on remedy limits contained in the Loan Documents executed or assumed by LTF Minnesota Real Estate Company, LLC and the Loan Documents executed by LTF USA Real Estate Company, LLC with respect to the property located in the Commonwealth of Virginia or the property located in the State of Ohio.

8.	Reaffirmation. Borrower hereby repeats, reaffirms and remakes all representations, warranties, covenants and agreements contained in the Amended Loan Documents to which it is a party as of the date of this Waiver and Amendment. Without limiting the foregoing, Borrower confirms that its obligations under each Guaranty and Indemnity to which it is a party are not diminished or mitigated by the execution of this Waiver and Amendment or any other Contemporaneous Waiver and Amendment.

9.	Representations. Borrower represents and warrants that (i) no default or event of default currently exists under any of the Amended Loan Documents; (ii) no condition exists which with the giving of notice or the passage of time, or both, would result in such a default or event of default; (iii) each of the foregoing RECITALS is correct; and (iv)

there has been no material adverse change in the financial condition of Borrower from that shown in the financial statements most recently furnished to Lender in connection with the Loan referred to herein.

10.	Full Force and Effect. All of the provisions, rights, powers and remedies contained in the Amended Loan Documents shall stand and remain unchanged and in full force and effect. The Borrowers have no defense to any of their respective obligations under the Amended Loan Documents to which it is a party. The Lender, by granting the waivers expressed in this Waiver and Amendment or in any of the Contemporaneous Waivers and Amendments, is under no obligation to grant any further waivers under the Amended Loan Documents whether as to similar matters or any other matters.

11.	References. No reference to this Waiver and Amendment need be made in any instrument or document at any time referring to any Amended Loan Document, and any reference in any such instrument or document to a Loan Document shall be deemed to be a reference to the Amended Loan Documents.

12.	Defined Terms. Unless otherwise defined in this Waiver and Amendment, capitalized terms shall have the meanings given to them in each of the First Mortgages, as amended hereby.

13.	Governing Law. This Waiver and Amendment shall be construed in accordance with and governed by the internal laws of the State of New York without regard to conflicts of law principles, provided, however, that the foregoing shall not affect the choice of law provision specified in an Amended Loan Document.

14.	Counterparts. This Waiver and Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but which together shall constitute one and the same instrument.

15.	Amendments. No provision of this Waiver and Amendment may be modified, amended or waived except by a writing executed by the party sought to be bound thereby. No consent or approval of Lender shall be given or deemed to have been given except to the extent expressly set out in a writing executed and delivered by Lender to Borrower.

16.	Waiver and Amendment as Loan Instrument. This Waiver and Amendment shall be considered a “Loan Document” and shall be construed in conjunction with the other Amended Loan Documents.

17.	Further Assurances.
a.	Borrowers will execute, acknowledge and deliver to Lender, or to any other entity Lender designates, any additional or replacement documents and perform any additional actions that Lender determines are reasonably necessary to evidence, perfect or protect the rights intended to be afforded to Lender under this Waiver and Amendment and to otherwise carry out the intent or facilitate the performance of the provisions of the this Waiver and Amendment and the Amended Loan Documents executed by Borrowers or any Affiliate of Borrowers. Without limiting the foregoing, the obligation of the Borrowers to perform such additional actions extends to the execution of documents in recordable form confirming the terms of the transactions described in this Waiver and Amendment, which actions shall be taken within a reasonable time upon the request of Lender.
b.	Borrowers appoint Lender as Borrowers’ attorney-in-fact to perform, at Lender’s election, any actions and to execute and record any of the additional or replacement documents referred to in this Section, in each instance only at Lender’s election and only to the extent Borrowers have failed to comply in a timely manner with the terms of subsection (a).
18.	WAIVERS. BORROWER HEREBY REPEATS, REAFFIRMS AND REMAKES ALL WAIVERS CONTAINED IN THE LOAN DOCUMENTS AS OF THE DATE OF THIS WAIVER AND AMENDMENT, INCLUDING WITHOUT LIMITATION, THE WAIVER OF JURY TRIAL CONTAINED IN THE LOAN DOCUMENTS.
[Signature Pages Follow]

     IN WITNESS WHEREOF, this Amendment has been duly executed effective as of the date first written above.

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF
Signed and acknowledged in the presence of:	AMERICA

Print Name:	By:

Name:
Print Name:		Title:
[Insert Proper Signature Block and State Notary]

Signed and acknowledged in the presence of:

Print Name:	By:

Name:

Print Name:		Title:

[Insert Proper Signature Block and State Notary]

EXHIBIT A
Notes

		TIAA
		Mortgage	Original Note
Borrower	Property(ies)	Number	Amount	Date of Note
LTF Michigan Real Estate Company, LLC (f/k/a LTF Michigan Real Estate, LLC)	Troy, Michigan	0005004-00	$10,949,541	June 14, 2001

LTF Michigan Real Estate Company, LLC (f/k/a LTF Michigan Real Estate, LLC)	Shelby, Michigan	0005004-01	$10,143,440	June 14, 2001

LTF Michigan Real Estate Company, LLC (f/k/a LTF Michigan Real Estate, LLC)	Novi, Michigan	0005004-02	$9,710,019	June 14, 2001

LTF USA Real Estate Company, LLC (f/k/a LTF USA Real Estate, LLC)	Schaumburg, Illinois	0005005-00	$12,149,062	June 14, 2001

LTF USA Real Estate Company, LLC (f/k/a LTF USA Real Estate, LLC)	Warrenville, Illinois	0005005-01	$13,723,938	June 14, 2001

LTF USA Real Estate Company, LLC (f/k/a LTF USA Real Estate, LLC)	Centerville, Virginia	0005006	$9,344,000	June 14, 2001

LTF USA Real Estate Company, LLC (f/k/a LTF USA Real Estate, LLC)	Indianapolis, Indiana	0005007	$9,049,000	June 14, 2001

LTF USA Real Estate Company, LLC (f/k/a LTF USA Real Estate, LLC)	Algonquin, Illinois	0005005-02	$13,500,000	October 26, 2001

LTF USA Real Estate Company, LLC (f/k/a LTF USA Real Estate, LLC)	Columbus, Ohio	0005128-00	$5,000,000	October 26, 2001

LTF USA Real Estate Company, LLC (f/k/a LTF USA Real Estate, LLC)	Burr Ridge, Illinois	0005384-01	$15,000,000	November 27, 2002

		TIAA
		Mortgage	Original Note
Borrower	Property(ies)	Number	Amount	Date of Note
LTF USA Real Estate Company, LLC (f/k/a LTF USA Real Estate, LLC)	Orland Park, Illinois	0005390-00	$15,000,000	November 27, 2002

LTF USA Real Estate Company, LLC (f/k/a LTF USA Real Estate, LLC)	Skokie, Illinois	0005391-00	$15,000,000	November 27, 2002

LTF Minnesota Real Estate Company, LLC (f/k/a LTF Minnesota Real Estate, LLC)	Eagan, Minnesota	0005008	$4,550,000	June 14, 2001

		Total	$143,119,000

EXHIBIT B
Loan Documents

EXHIBIT C
Legal Description of
Real Property Owned by Borrower